UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Amendment No. 1)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

PROPERTY SOLUTIONS ACQUISITION CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED [•], 2022
PROPERTY SOLUTIONS ACQUISITION CORP. II
64 Madison Ave, Suite 1009
New York, NY 10065
PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
PROPERTY SOLUTIONS ACQUISITION CORP. II
Dear Stockholders of Property Solutions Acquisition Corp. II:
You are cordially invited to attend a special meeting of stockholders of Property Solutions Acquisition Corp. II, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 1:00 p.m., eastern time, on December 22, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To attend the Special Meeting, you will need the [•]-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 22, 2022. The accompanying proxy statement is dated [•], 2022, and is first being mailed to stockholders of the Company on or about [•], 2022.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Charter Amendment Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment”) to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and redeem all of the shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was completed on March 8, 2021 (the “IPO”), from the date that is 24 months following the closing of the IPO (the “Original Termination Date”) to December 22, 2022, the date of the Special Meeting or such later date, but no later than the Original Termination Date, as the Company’s board of directors (the “Board”) may determine (the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.
Proposal No. 2 — Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Amendment” and together with the Charter Amendment, the “Amendments”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”); and

3.
Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
Each of the Amendment Proposals is cross-conditioned on the approval of each other. Each of the Amendment Proposals and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Amendment Proposals is to allow the Company to return capital to stockholders prior to the Original Termination Date. The Company’s board of directors (the “Board”) believes returning capital from the Trust Account to our stockholders is in the best interests of the Company and our stockholders.
Pursuant to our Charter, our stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved for a per-share price equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all (the “Voluntary Redemption”); provided, we will not redeem public shares of our Class A Common Stock pursuant to the Voluntary Redemption to the extent that such Voluntary Redemptions would cause us to have less than $5,000,001 of net tangible assets following approval of the Amendments (such limitation, the “Redemption Limitation”). However, public stockholders will not have their shares redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then- outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. The payments for the redemption of shares pursuant to the Voluntary Redemption and for the redemption of all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption are expected to be made simultaneously.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date.
Based upon the amount held in the Trust Account as of [•], 2022, which was $[•], the Company estimates that the per-share price at which public shares of Class A Common Stock may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
You will be entitled to receive cash for any of our public shares of Class A Common Stock redeemed by you pursuant to the Voluntary Redemption only if you:
(i)
(a) hold our public shares of Class A Common Stock or (b) hold our public shares of Class A Common Stock as part of units sold by the Company in its IPO and elect to separate such units into the underlying public shares of Class A Common Stock and public warrants prior to exercising your redemption rights with respect to our public shares of Class A Common Stock; and

(ii)
prior to 5:00 p.m., New York City time, on December 20, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Trust Company, a New York limited purpose trust company, the Company’s transfer agent, that the Company redeem your public shares of Class A Common Stock for cash and (b) tender or deliver your public shares of Class A Common Stock and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of our public units must elect to separate such public units into the underlying public shares of Class A Common Stock and public warrants prior to exercising redemption rights with respect to our public shares of Class A Common Stock pursuant to the Voluntary Redemption. If holders hold their public units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares of Class A Common Stock and public warrants, or if a holder holds public units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares of Class A Common Stock and public warrants in order to exercise redemption rights pursuant to the Voluntary Redemption with respect to our public shares of Class A Common Stock underlying our public units, so you should contact your broker, bank or other nominee or intermediary. Stockholders may elect to redeem all or a portion of their public shares of Class A Common Stock pursuant to the Voluntary Redemption even if they vote against the Amendment Proposals. Notwithstanding the foregoing, stockholders will not have their public shares of Class A Common Stock redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
You are not being asked to vote on an initial Business Combination at this time. We have determined that it is very unlikely that we will be able to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Amendments are implemented, the Amended Termination Date. If the Amendment Proposals are approved and the Amendments are implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares of Class A Common Stock promptly thereafter, which the Board believes is in the best interests of the Company and its stockholders.
The Board believes that the current provisions of the Charter and the existing Trust Agreement are intended to protect our stockholders from having to sustain their investment in our public shares of Class A Common Stock for an unreasonably long period if we were unable to find a suitable Business Combination partner by the Original Termination Date. However, even though the Board has determined that it is very unlikely that we would be able to complete a Business Combination before the Original Termination Date, in the absence of an amendment to the Charter and Trust Agreement, we are not permitted by the existing Charter and Trust Agreement to return the funds in the Trust Account to public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the vote by the stockholders of the Company to approve an amendment to the Charter relating to specified rights of holders of shares Class A Common Stock.
The securities offered in our IPO were units comprised of one share of Class A Common Stock and one-fourth of one redeemable warrant. If the Amendment Proposals are approved and the Amendments are implemented, we plan to voluntarily delist our public shares of Class A Common Stock, public units and public warrants from the Nasdaq Capital Market (“Nasdaq”) as soon as practicable after the Amended Termination Date, subject to the rules of Nasdaq and our Charter, as amended.
For further details about the reasons for the Amendment Proposals, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
We reserve the right to move to adjourn the Special Meeting in the event that the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Amendment Proposals. In that event, at the Special Meeting we will ask our stockholders to vote only upon the Adjournment Proposal and not on the Amendment Proposals.
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class. Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the Common Stock. As of the Record Date, our sponsor, Property Solutions Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”) and its permitted transferees collectively own shares of Class A Common Stock and Class B Common Stock of the Company that entitle such holders, in the aggregate, to 21.0% of the aggregate voting power of the then-issued and outstanding shares of the Common Stock entitled to vote thereon, voting together as a single class, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE AMENDMENT PROPOSALS AND THE ADJOURNMENT PROPOSAL.
The Board has fixed 5:00 p.m., New York City Time, on December 7, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on December 7, 2022, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.
A stockholder’s failure to vote by proxy or to vote by virtual attendance will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal, the Trust Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.
If you have any questions or need assistance voting your shares of Common Stock, please contact Okapi Partners LLC, our proxy solicitor, by calling toll-free (877) 259-6290, or banks and brokers can call collect at (212) 297-0720 or , or by emailing [•] info@okapipartners.com> .

On behalf of the Board, we would like to thank you for your support of Property Solutions Acquisition Corp. II
December 6, 2022
By Order of the Board,

Jordan Vogel
Co-Chief Executive Officer and Chairman
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD SHARES OF CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED PURSUANT TO THE VOLUNTARY REDEMPTION UNLESS THE AMENDMENT PROPOSALS ARE APPROVED.
This proxy statement is dated [•], 2022
and is first being mailed to our stockholders with the form of proxy on or about [•], 2022.
IMPORTANT
Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Property Solutions Acquisition Corp. II
654 Madison Avenue, Suite 1009
New York, NY 10065
NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON       DECEMBER 22, 2022
Dear Stockholders of Property Solutions Acquisition Corp. II:
You are cordially invited to attend a special meeting of stockholders of Property Solutions Acquisition Corp. II, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 1:00 p.m., eastern time, on December 22 , 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To attend the Special Meeting, you will need the [•]-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 22, 2022. The accompanying proxy statement is dated [•], 2022, and is first being mailed to stockholders of the Company on or about [•], 2022.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Charter Amendment Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment”) to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and redeem all of the shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was completed on March 8, 2021 (the “IPO”), from the date that is 24 months following the closing of the IPO (the “Original Termination Date”) to December 22, 2022, the date of the Special Meeting or such later date, but no later than the Original Termination Date, as the Company’s board of directors (the “Board”) may determine (the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.
Proposal No. 2 — Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Amendment” and together with the Charter Amendment, the “Amendments”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”); and

3.
Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
Each of the Amendment Proposals is cross-conditioned on the approval of each other. Each of the Amendment Proposals and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Amendment Proposals is to allow the Company to return capital to stockholders prior to the Original Termination Date. The Company’s board of directors (the “Board”) believes returning capital from the Trust Account to our stockholders is in the best interests of the Company and our stockholders.
Pursuant to our Charter, our stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved for a per-share price equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all (the “Voluntary Redemption”); provided, we will not redeem public shares of our Class A Common Stock pursuant to the Voluntary Redemption to the extent that such Voluntary Redemptions would cause us to have less than $5,000,001 of net tangible assets following approval of the Amendments (such limitation, the “Redemption Limitation”). However, public stockholders will not have their shares redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-issued and outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. The payments for the redemption of shares pursuant to the Voluntary Redemption and for the redemption of all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption are expected to be made simultaneously.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date.
Based upon the amount held in the Trust Account as of [•], 2022, which was $[•], the Company estimates that the per-share price at which public shares of Class A Common Stock may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
You will be entitled to receive cash for any of our public shares of Class A Common Stock redeemed by you pursuant to the Voluntary Redemption only if you:
(i)
(a) hold our public shares of Class A Common Stock or (b) hold our public shares of Class A Common Stock as part of units sold by the Company in its IPO and elect to separate such units into the underlying public shares of Class A Common Stock and public warrants prior to exercising your redemption rights with respect to our public shares of Class A Common Stock; and

(ii)
prior to 5:00 p.m., New York City time, on December 20, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Trust Company, a New York limited purpose trust company, the Company’s transfer agent, that the Company redeem your public shares of Class A Common Stock for cash and (b) tender or deliver your public shares of Class A Common Stock and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of our public units must elect to separate such public units into the underlying public shares of Class A Common Stock and public warrants prior to exercising redemption rights with respect to our public shares of Class A Common Stock pursuant to the Voluntary Redemption. If holders hold their public units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares of Class A Common Stock and public warrants, or if a holder holds public units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares of Class A Common Stock and public warrants in order to exercise redemption rights pursuant to the Voluntary Redemption with respect to our public shares of Class A Common Stock underlying our public units, so you should contact your broker, bank or other nominee or intermediary. Stockholders may elect to redeem all or a portion of their public shares of Class A Common Stock pursuant to the Voluntary Redemption even if they vote against the Amendment Proposals. Notwithstanding the foregoing, stockholders will not have their public shares of Class A Common Stock redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
You are not being asked to vote on an initial Business Combination at this time. We have determined that it is very unlikely that we will be able to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Amendments are implemented, the Amended Termination Date. If the Amendment Proposals are approved and the Amendments are implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares of Class A Common Stock promptly thereafter, which the Board believes is in the best interests of the Company and its stockholders.
The Board believes that the current provisions of the Charter and the existing Trust Agreement are intended to protect our stockholders from having to sustain their investment in our public shares of Class A Common Stock for an unreasonably long period if we were unable to find a suitable Business Combination partner by the Original Termination Date. However, even though the Board has determined that it is very unlikely that we would be able to complete a Business Combination before the Original Termination Date, in the absence of an amendment to the Charter and Trust Agreement, we are not permitted by the existing Charter and Trust Agreement to return the funds in the Trust Account to public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the vote by the stockholders of the Company to approve an amendment to the Charter relating to specified rights of holders of shares Class A Common Stock.
The securities offered in our IPO were units comprised of one share of Class A Common Stock and one-fourth of one redeemable warrant. If the Amendment Proposals are approved and the Amendments are implemented, we plan to voluntarily delist our public shares of Class A Common Stock, public units and public warrants from the Nasdaq Stock Market (“Nasdaq”) as soon as practicable after the Amended Termination Date, subject to the rules of Nasdaq and our Charter, as amended.
For further details about the reasons for the Amendment Proposals, see the sections titled “Proposal No . 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
We reserve the right to move to adjourn the Special Meeting in the event that the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Amendment Proposals. In that event, at the Special Meeting we will ask our stockholders to vote only upon the Adjournment Proposal and not on the Amendment Proposals.
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class. Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the Common Stock. As of the Record Date, our sponsor, Property Solutions Acquisition Sponsor. II, LLC, a Delaware limited liability company (the “Sponsor”) and its permitted transferees collectively own shares of Class A Common Stock and Class B Common Stock of the Company that entitle such holders, in the aggregate, to 21.0% of the aggregate voting power of the then-issued and outstanding shares of Class A Common Stock of the Company (the “Class A Common Stock”) and Class B Common Stock of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE AMENDMENT PROPOSALS AND THE ADJOURNMENT PROPOSAL.
The Board has fixed 5:00 p.m., New York City Time, on December 7, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on December 7, 2022, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.
A stockholder’s failure to vote by proxy or to vote by virtual attendance will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal, the Trust Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Okapi Partners LLC, our proxy solicitor by calling (877) 259-6290, or banks and brokers can call collect at (212) 297-0720, or by emailing info@okapipartners.com.
On behalf of the Board, we would like to thank you for your support of Property Solutions Acquisition Corp. II.
           , 2022
By Order of the Board,
Jordan Vogel Co-Chief Executive Officer and Chairman
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON DECEMBER 22, 2022
This Notice of Special Meeting and Proxy Statement are available at [•].

i

PROPERTY SOLUTIONS ACQUISITION CORP. II
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 1:00 p.m., eastern time, on December 22, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Property Solutions Acquisition Corp. II, a Delaware corporation (the “Company”, “we”, “us” or “our”), for use at the special meeting of stockholders of the Company to be held at 1:00 p.m., eastern time, on December 22, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To enter the Special Meeting, you will need the [•]-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on [•], 2022.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the return of capital to our stockholders, the consequences of not completing an initial Business Combination (as defined below), the release of funds held in the Trust Account (as defined below), the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:
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our being a company with no operating history and no revenue;

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our ability to amend the date by which we must complete an initial Business Combination to the Amended Termination Date (as defined below);

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the amount of redemptions by our public stockholders in connection with the Amendments (as defined below) or the initial Business Combination;

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our ability to complete our initial Business Combination;

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actual and potential conflicts of interest relating to the Sponsor (as defined below) and other entities in which members of our management team are involved;

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the ability of our officers and directors to generate a number of potential initial Business Combination opportunities;

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our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

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our ability to enter into a definitive agreement and related agreements;

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the anticipated benefits of a business combination;

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the volatility of the market price and liquidity of our securities;

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the competitive environment in which our successor will operate following a business combination;

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proposed changes in SEC rules related to special purpose acquisition companies

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the Trust Account not being subject to claims of third parties; and

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our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held by virtual attendance on December 22, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
We are a blank check company formed in Delaware on October 29, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In March 2021, we consummated our IPO from which we derived aggregate gross proceeds of $317 million. The amount in the Trust Account was initially $10.00 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, March 8, 2023).
The purpose of the Amendment Proposals is to allow the Company to return capital to stockholders prior to the Original Termination Date. The Board believes returning the capital in the Trust Account to our stockholders is in the best interests of the Company and our stockholders.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
What is being voted on?
You are being asked to vote on the following proposals:
(a)   Proposal No. 1 — The Charter Amendment Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment”) to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and redeem all of the shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was completed on March 8, 2021(the “IPO”), from March 8, 2023 (the “Original Termination Date”) to December 22, 2022, the date of the Special Meeting or such later date, but no later than the Original Termination Date, as the Company’s board of directors (the “Board”) may determine (the “Amended Termination Date”) (the “Charter Amendment Proposal”);
(b)   Proposal No. 2 — Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Amendment” and together with the Charter Amendment, the “Amendments”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”); and

(c)   Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).
You are not being asked to vote on a Business Combination at this time. We have determined that it is very unlikely that we will be able to complete a Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposals are approved and the Amendments are implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares of Class A Common Stock promptly thereafter, which the Board believes is in the best interests of the Company and its stockholders.
Can I attend the Special Meeting?
The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To enter the Special Meeting, you will need the [•]-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 22, 2022. If you do not have your control number, you may contact the Company’s transfer agent, Continental, by calling (917) 262-2373 or emailing proxy@continentalstock.com.
If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.
You are urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope.
Why should I vote to approve the Amendments?
Our Board believes stockholders will benefit from the Company having the ability to return capital to our stockholders prior to the Original Termination Date by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares of Class A Common Stock promptly thereafter.
Since our IPO, our management team evaluated numerous target businesses and employed a broad set of search criteria for potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is very unlikely that the Company will be able to complete a Business Combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law which may increase our tax liabilities in connection with stockholder redemptions beginning on January 1, 2023, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares of Class A Common Stock promptly thereafter.
Pursuant to our Charter, our stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved for a per-share price equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all (the “Voluntary Redemption”); provided, we will not redeem public shares of our Class A Common Stock pursuant to the Voluntary Redemption to the extent that such Voluntary Redemptions would cause us to have less than $5,000,001 of net tangible assets following approval of the Amendments (such limitation, the “Redemption Limitation”). However, public stockholders will not have their shares redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
If the Amendment Proposals are approved and the Amendments are implemented, we will, (i) on the Amended Termination Date, cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. The payments for the redemption of shares pursuant to the Voluntary Redemption and for the redemption of all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption are expected to be made simultaneously.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date.
The purpose of the Amendment Proposals is to allow the Company to return capital to stockholders prior to the Original Termination Date. The Board believes returning capital from the Trust Account to our stockholders is in the best interests of the Company and our stockholders.
Our Board recommends that you vote in favor of the Amendment Proposals, but expresses no opinion as to whether you should redeem your public shares of Class A Common Stock.
When would the Board abandon the Amendment Proposals and the Amendments?
Our Board will abandon the Amendment Proposals if our stockholders do not approve the Amendment Proposals. Additionally, we may decide to abandon the Amendments at any time and for any reason prior to filing the Charter Amendment with the Secretary of State of the State of Delaware.
How do the Company insiders intend to vote their shares?
As of the Record Date, our sponsor, Property Solutions Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”) and its permitted transferees collectively own shares of Class A Common Stock and Class B Common Stock of the Company that entitle such holders, in the aggregate, to 21.0% of the aggregate voting power of the then-outstanding shares of Class A Common Stock of the Company (the “Class A Common Stock”) and Class B Common Stock of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares of Class A Common Stock from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares of Class A Common Stock), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares of Class A Common Stock, or (iii) execute agreements to purchase such public shares of Class A Common Stock from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares of Class A Common Stock in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares of Class A Common Stock at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[•] per share, based on the amounts held in the Trust Account as of [•], 2022); (b) would represent in writing that such public shares of Class A Common Stock will not be voted in favor of approving the Charter Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares of Class A Common Stock so purchased.
Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares of Class A Common Stock in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares of Class A Common Stock or warrants in such transactions. Any public shares of Class A Common Stock held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares of Class A Common Stock, vote their public shares of Class A Common Stock in favor of the proposals or not redeem their public shares of Class A Common Stock pursuant to the Voluntary Redemption. The Sponsor and the Company’s directors, officers and advisors and any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such shares, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.
What vote is required to approve the Amendment Proposals?
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Common Stock entitled to vote thereon, voting together as a single class. Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the Common Stock entitled to vote thereon, voting together as a single class.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal, the Trust Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Will you seek any further amendments to liquidate the Trust Account?
Other than the Trust Amendment, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must liquidate the Trust Account if we do not consummate an initial Business Combination.
If the Amendment Proposals are approved, what happens next?
Upon approval of the Amendment Proposals by the requisite stockholder approval, we plan to file the Charter Amendment with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. However, we may decide to abandon the Amendments at any time and for any reason prior to filing the Charter Amendment with the Secretary of State of the State of Delaware.
Pursuant to our Charter, our stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved for a per-share price equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all (the “Voluntary Redemption”); provided, we will not redeem public shares of our Class A Common Stock pursuant to the Voluntary Redemption to the extent that such Voluntary Redemptions would cause us to have less than $5,000,001 of net tangible assets following approval of the Amendments (such limitation, the “Redemption Limitation”). However, public stockholders will not have their shares redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
Each of the Company’s directors and officers and the Sponsor have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by him, her or it. The Sponsor has also agreed to waive its rights to liquidating distributions from the

Trust Account in respect of the private shares of Class A Common Stock held by the Sponsor. Notwithstanding the foregoing, if the Amendment Proposals are approved and the Amendments are implemented, the Company’s directors and officers and the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any public shares of Class A Common Stock they hold. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and the Company’s remaining assets outside of the Trust Account.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date.
Based upon the amount held in the Trust Account as of [•], 2022, which was $[•], the Company estimates that the per-share price at which public shares of Class A Common Stock may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
In addition, if the Amendment Proposals are approved and the Amendments are implemented, the redemption of all our public shares of Class A Common Stock will result in our Sponsor collectively owning all of our issued and outstanding shares of Common Stock.
What happens if the Amendment Proposals are not approved?
Each of the Amendment Proposals are cross-conditioned on the approval of each other. If the Amendment Proposals are not approved and we do not consummate a Business Combination by the Original Termination Date, our Charter provides that we will (i) by the Original Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of Class A Common Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Charter Amendment Proposal is approved, the Amended Termination Date.
Each of the Company’s directors and officers and the Sponsor have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by him, her or it. The Sponsor has also agreed to waive its rights to liquidating distributions from the Trust Account in respect of the private shares of Class A Common Stock held by the Sponsor. Notwithstanding the foregoing, if the Amendment Proposals are approved and the Amendments are implemented, the Company’s directors and officers and the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any public shares of Class A Common Stock they hold. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and the Company’s remaining assets outside of the Trust Account.
Where will I be able to find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special

Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to [•] so that it is received prior to the vote at the Special Meeting. Stockholders also may revoke their proxy by sending a notice of revocation to [•], which must be received prior to the vote at the Special Meeting, or by attending the Special Meeting and revoking their proxy and voting at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
If my shares are held in “street name,” will my broker automatically vote them for me?
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date (as defined below) at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.
Who can vote at the Special Meeting?
Only stockholders of record of the Company as of 5:00 p.m., New York City Time, on December 7, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 32,839,000 shares of Class A Common Stock and 7,925,000 shares of Class B Common Stock issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.
In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by our Charter or applicable law. The Sponsor and its permitted transferees own all of our issued and outstanding shares of Class A Common Stock and Class B Common Stock, collectively constituting 21.0% of the aggregate voting power of our issued and outstanding shares of Common Stock.
Registered Stockholders.   If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting by telephone or through the Internet.
“Street Name” Stockholders.   If our shares are held on your behalf in a brokerage account, bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker, bank or other nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing.
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.
What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?
The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. In the case of the Sponsor, officers and directors, these interests include ownership of shares of Class A and B Common Stock. See the section entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.
Are there any appraisal or similar rights for dissenting stockholders?
The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
What happens to the Company’s warrants?
If (x) the Amendment Proposals are approved and the Amendments are implemented or (y) the Amendment Proposals are not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will expire worthless.
How do I vote?
If you are a holder of record of shares of Common Stock on December 7, 2022, the Record Date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To enter the Special Meeting, you will need the [•]-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 22, 2022. If you do not have your control number, you may contact the Company’s transfer agent, Continental, by calling (917) 262-2373 or emailing proxy@continentalstock.com.
If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.
You are urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope.
How do I redeem my shares of Common Stock?
Pursuant to the Charter, stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved. You will be entitled to receive cash for any of our public shares of Class A Common Stock redeemed by you pursuant to the Voluntary Redemption only if you:
(i) (a) hold our public shares of Class A Common Stock or (b) hold our public shares of Class A Common Stock as part of units sold by the Company in its IPO and elect to separate such units into the underlying public shares of Class A Common Stock and public warrants prior to exercising your redemption rights with respect to our public shares of Class A Common Stock; and
(ii) prior to 5:00 p.m., New York City time, on December 20, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Trust Company, a New York limited purpose trust company, the Company’s transfer agent, that the Company redeem your public shares of Class A Common Stock for cash and (b) tender or deliver your public shares of Class A Common Stock and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).
Holders of our public units must elect to separate such public units into the underlying public shares of Class A Common Stock and public warrants prior to exercising redemption rights with respect to our public shares of Class A Common Stock pursuant to the Voluntary Redemption. If holders hold their public units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares of Class A Common Stock and public warrants, or if a holder holds public units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares of Class A Common Stock and public warrants in order to exercise redemption rights pursuant to the Voluntary Redemption with respect to our public shares of Class A Common Stock underlying our public units, so you should contact your broker, bank or other nominee or intermediary. Stockholders may elect to redeem all or a portion of their public shares of Class A Common Stock pursuant to the Voluntary Redemption even if they vote against the Amendment Proposals. Notwithstanding the foregoing, stockholders will not have their public shares of Class A Common Stock redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the

Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Okapi Partners LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi Partners LLC a fee of $20,000.00, plus disbursements, and indemnify Okapi Partners LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of public shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of public shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who can help answer my questions?
If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Property Solutions Acquisition Corp. II
654 Madison Avenue, Suite 1009, New York, NY 10065
Telephone: (646) 502-9845
You may also contact the Company’s proxy solicitor at:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Telephone: (877) 259-6290
(banks and brokers can call collect at (212) 297-0720)
Email: info@okapipartners.com
You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you are a holder of public shares of Class A Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., New York City time, on

December 20, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To enter the Special Meeting, you will need the [•]-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 22, 2022.
At the Special Meeting, you will be asked to consider and vote upon proposals to:
1.
Proposal No. 1 — The Charter Amendment Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment”) to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and redeem all of the shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was completed on March 8, 2021 (the “IPO”), from the date that is 24 months following the closing of the IPO (the “Original Termination Date”) to December 22, 2022, the date of the Special Meeting or such later date, but no later than the Original Termination Date, as the Company’s board of directors (the “Board”) may determine (the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.
Proposal No. 2 — Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Amendment” and together with the Charter Amendment, the “Amendments”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”); and

3.
Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. Each of the Amendment Proposals is cross-conditioned on the approval of each other. Each of the Amendment Proposals and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
Voting Power; Record Date
Only stockholders of record of the Company as of 5:00 p.m., New York City Time, on December 7, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 32,839,000 shares of Class A Common Stock and 7,925,000 shares of Class B Common Stock issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders
A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
The Sponsor and its permitted transferees own all of our issued and outstanding shares of Class A Common Stock and Class B Common Stock, collectively constituting 21.0% of the aggregate voting power of our issued and outstanding shares of Common Stock. Such shares will be voted in favor of the proposals presented at the Special Meeting.
Votes Required
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Common Stock entitled to vote thereon, voting together as a single class. Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the Common Stock entitled to vote thereon, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal, the Trust Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Voting
You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Stockholders of Record
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet or by telephone as described above, you will designate a representative of the Company to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.
Alternatively, you can vote your shares online by virtually attending the Special Meeting.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.
Proxies
The Board is asking for your proxy. Giving your proxy as requested by the Board means you authorize the Company to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Okapi Partners LLC, our proxy solicitor, by calling (877) 259-6290, or banks and brokers can call collect at (212) 297-0720, or by emailing info@okapipartners.com.
Revocability of Proxies
If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Chief Executive Officer at 654 Madison Avenue, Suite 1009, New York, NY 10065 so that it is received by the Company’s Chief Executive Officer prior to the vote at the Special Meeting. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Special Meeting, or by attending the Special Meeting and revoking their proxy and voting at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Special Meeting
The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [•]. To enter the Special Meeting, you will need the [•]-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 22, 2022.
You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Okapi Partners LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi Partners LLC a fee of $20,000.00, plus disbursements, and indemnify Okapi Partners LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of public shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of public shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You may contact Okapi Partners LLC at:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Telephone: (877) 259-6290
(banks and brokers can call collect at (212) 297-0720)
Email: info@okapipartners.com
If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights and Appraisal Rights
The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
Other Business
The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special

Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.
Principal Executive Offices
Our principal executive offices are located at 654 Madison Avenue, Suite 1009, New York, NY 10065. Our telephone number is (646) 502-9845.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL
Background
We are a blank check company, incorporated on October 29, 2020 as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses.
In March 2021, we consummated our IPO from which we derived aggregate gross proceeds of $317.0 million. The amount in the Trust Account was initially $10.00 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, March 8, 2023). Following the closing of the IPO, the gross proceeds were placed in the Trust Account, with Continental acting as trustee.
The Charter Amendment
We are proposing to amend the Company’s Charter pursuant to an amendment in the form set forth in Annex A of this proxy statement to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and redeem all of the shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was completed on March 8, 2021 (the “IPO”), from March 8, 2023 (the “Original Termination Date”) to December 22, 2022, the date of the Special Meeting or such later date, but no later than the Original Termination Date, as the Company’s board of directors (the “Board”) may determine (the “Amended Termination Date”). If the Charter Amendment is approved and the Charter Amendment is implemented, the approval of the Charter Amendment is intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.
Each of the Amendment Proposals is cross-conditioned on the approval of each other.
Reasons for the Charter Amendment Proposal
Since our IPO, our management team evaluated numerous target businesses and employed a broad set of search criteria for potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is very unlikely that the Company will be able to complete a Business Combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law which may increase our tax liabilities in connection with stockholder redemptions beginning on January 1, 2023, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares of Class A Common Stock promptly thereafter.
Pursuant to our Charter, our stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved for a per-share price equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all (the “Voluntary Redemption”); provided, we will not redeem public shares of our Class A Common Stock pursuant to the Voluntary Redemption to the extent that such Voluntary Redemptions would cause us to have less than $5,000,001 of net tangible assets following approval of the Amendments (such limitation, the “Redemption Limitation”). However, public stockholders will not have their shares redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.

If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. The payments for the redemption of shares pursuant to the Voluntary Redemption and for the redemption of all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption are expected to be made simultaneously.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date.
The purpose of the Amendment Proposals is to allow the Company to return capital to stockholders prior to the Original Termination Date. The Board believes returning capital from the Trust Account to our stockholders is in the best interests of the Company and our stockholders.
You are not being asked to vote on an initial Business Combination at this time. We have determined that it is very unlikely that we will be able to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Amendments are implemented, the Amended Termination Date. If the Amendment Proposals are approved and the Amendments are implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares of Class A Common Stock promptly thereafter, which the Board believes is in the best interests of the Company and its stockholders.
If the Charter Amendment Proposal Is Approved
Upon approval of the Amendment Proposals by the requisite stockholder approval, we plan to file the Charter Amendment with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. However, we may decide to abandon the Amendments at any time and for any reason prior to filing the Charter Amendment with the Secretary of State of the State of Delaware.
If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation,, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
Each of the Company’s directors and officers and the Sponsor have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by him, her or it. The Sponsor has also agreed to waive its rights to liquidating distributions from the Trust Account in respect of the private shares of Class A Common Stock held by the Sponsor. Notwithstanding the foregoing, if the Amendment Proposals are approved and the Amendments are implemented, the Company’s directors and officers and the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any public shares of Class A Common Stock they hold. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and the Company’s remaining assets outside of the Trust Account.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date.
Based upon the amount held in the Trust Account as of [•], 2022, which was $[•], the Company estimates that the per-share price at which public shares of Class A Common Stock may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
In addition, if the Amendment Proposals are approved and the Amendments are implemented, the redemption of all our public shares of Class A Common Stock will result in our Sponsor owning all of our issued and outstanding shares of Common Stock.
If the Charter Amendment Proposal Is Not Approved
We have determined that it is very unlikely that the Company will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposals are not approved and we do not consummate a Business Combination by the Original Termination Date, our Charter provides that we will (i) by the Original Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of Class A Common Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
Redemption Rights
Pursuant to our Charter, our stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved for a per-share price equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all (the “Voluntary Redemption”); provided, we will not redeem public shares of our Class A Common Stock pursuant to the Voluntary Redemption to the extent that such Voluntary Redemptions would cause us to have less than $5,000,001 of net tangible assets following approval of the Amendments (such limitation, the “Redemption Limitation”). However, public stockholders will not have their shares redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
You will be entitled to receive cash for any of our public shares of Class A Common Stock redeemed by you pursuant to the Voluntary Redemption only if you:
(i) (a) hold our public shares of Class A Common Stock or (b) hold our public shares of Class A Common Stock as part of units sold by the Company in its IPO and elect to separate such units into the underlying public shares of Class A Common Stock and public warrants prior to exercising your redemption rights with respect to our public shares of Class A Common Stock; and
(ii) prior to 5:00 p.m., New York City time, on December 20, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Trust Company, a New York limited purpose trust company, the Company’s transfer agent, that the Company redeem your public shares of Class A Common Stock for cash and (b) tender or deliver your public shares of Class A Common Stock and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).
Holders of our public units must elect to separate such public units into the underlying public shares of Class A Common Stock and public warrants prior to exercising redemption rights with respect to our public shares of Class A Common Stock pursuant to the Voluntary Redemption. If holders hold their public units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares of Class A Common Stock and public warrants, or if a holder holds public units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares of Class A Common Stock and public warrants in order to exercise redemption rights pursuant to the Voluntary Redemption with respect to our public shares of Class A Common Stock underlying our public units, so you should contact your broker, bank or other nominee or intermediary. Stockholders may elect to redeem all or a portion of their public shares of Class A Common Stock pursuant to the Voluntary Redemption even if they vote against the Amendment Proposals. Notwithstanding the foregoing, stockholders will not have their public shares of Class A Common Stock redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
TO DEMAND REDEMPTION FOR YOUR PUBLIC SHARES OF CLASS A COMMON STOCK, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR PUBLIC SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR PUBLIC SHARES OF CLASS A COMMON STOCK AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 20, 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF).
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposals will not be redeemed for cash held in the Trust Account pursuant to the Voluntary Redemption; provided that if the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. In the event that a stockholder tenders its public shares of Class A Common Stock and decides prior to the vote at the Special Meeting that it does not want to redeem its public shares of Class A Common Stock, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Amendment Proposals are not approved, these public shares of Class A Common Stock will not be redeemed pursuant to the Voluntary Redemption and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Amendment Proposals will not be approved. The transfer agent will hold the certificates of stockholders that make the election until such public shares of Class A Common Stock are redeemed for cash or returned to such stockholders.
Based upon the amount held in the Trust Account as of [•], 2022, which was $[•], the Company estimates that the per-share price at which public shares of Class A Common Stock may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Amendment Proposals are approved and the Amendments are implemented, whether or not you exercise your redemption rights pursuant to the Voluntary Redemption, your public shares of Class A Common Stock will be redeemed for cash and you will no longer own such shares. The Company anticipates that a stockholder who tenders public shares of Class A Common Stock for redemption pursuant to the Voluntary Redemption would receive payment of the redemption price for such shares soon after the implementation of the Charter Amendment.
Vote Required for Approval
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
The Sponsor and its permitted transferees are expected to vote all shares of Common Stock owned by them in favor of the Charter Amendment Proposal. On the Record Date, the Sponsor and its permitted transferees beneficially owned and were entitled to vote an aggregate of 680,500 shares of Class A Common Stock and 7,871,000 shares of Class B Common Stock, collectively representing 21.0% of the aggregate voting power of our issued and outstanding shares of Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Common Stock and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares of Class A Common Stock from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares of Class A Common Stock), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares of Class A Common Stock, or (iii) execute agreements to purchase such public shares of Class A Common Stock from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares of Class A Common Stock in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares of Class A Common Stock at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[•] per share, based on the amounts held in the Trust Account as of [•], 2022); (b) would represent in writing that such public shares of Class A Common Stock will not be voted in favor of approving the Charter Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares of Class A Common Stock so purchased.
Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares of Class A Common Stock in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares of Class A Common Stock or warrants in such transactions. Any public shares of Class A Common Stock held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares of Class A Common Stock, vote their public shares of Class A Common Stock in favor of the proposals or not redeem their public shares of Class A Common Stock. The Sponsor and the Company’s directors, officers and advisors and any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If (x) the Amendment Proposals are approved, and the Amendments are implemented or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, the private shares of Class A Common Stock held by our Sponsor and the shares of Class B Common Stock held by our initial stockholders (as the Sponsor and our directors and officers have waived liquidation rights with respect to such shares) will become worthless;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•
All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if (x) the Amendment Proposals are approved and the Amendments are implemented or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the Amendment Proposals are approved and the Amendments are implemented or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Charter Amendment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES OF CLASS A COMMON STOCK.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL
Background
We are a blank check company, incorporated on October 29, 2020 as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses.
In March 2021, we consummated our IPO from which we derived aggregate gross proceeds of $317.0 million. The amount in the Trust Account was initially $10.00 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, March 8, 2023). Following the closing of the IPO, the gross proceeds were placed in the Trust Account, with Continental acting as trustee.
The Trust Amendment
We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.
Each of the Amendment Proposals is cross-conditioned on the approval of each other.
Reasons for the Trust Amendment Proposal
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Common Stock, voting together as a single class or Company stockholders of record as of the record date who hold sixty-five percent (65%) or more of all then outstanding shares of Common Stock, voting together as a single class, have delivered to Continental a signed writing approving such change, amendment or modification.
If the Trust Amendment Proposal Is Approved
Upon approval of the Amendment Proposals by the requisite stockholder approval, we plan to file the Charter Amendment with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. However, we may decide to abandon the Amendments at any time and for any reason prior to filing the Charter Amendment with the Secretary of State of the State of Delaware.
Pursuant to our Charter, our stockholders may request that the Company redeem all or a portion of such stockholder’s public shares of Class A Common Stock for cash if the Amendment Proposals are approved for a per-share price equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all (the “Voluntary Redemption”); provided, we will not redeem public shares of our Class A Common Stock pursuant to the Voluntary Redemption to the extent that such Voluntary Redemptions would cause us to have less than $5,000,001 of net tangible assets following approval of the Amendments (such limitation, the “Redemption Limitation”). However, public stockholders will not have their shares redeemed pursuant to Voluntary Redemption unless the Amendment Proposals are approved and the Amendments are implemented.
If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. The payments for the redemption of shares pursuant to the Voluntary Redemption and for the redemption of all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption are expected to be made simultaneously.
Each of the Company’s directors and officers and the Sponsor have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by him, her or it. The Sponsor has also agreed to waive its rights to liquidating distributions from the Trust Account in respect of the private shares of Class A Common Stock held by the Sponsor. Notwithstanding the foregoing, if the Amendment Proposals are approved and the Amendments are implemented, the Company’s directors and officers and the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any public shares of Class A Common Stock they hold. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and the Company’s remaining assets outside of the Trust Account.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by the Original Termination Date or, if the Amendment Proposals are approved, the Amended Termination Date.
Based upon the amount held in the Trust Account as of [•], 2022, which was $[•], the Company estimates that the per-share price at which public shares of Class A Common Stock may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
In addition, if the Amendment Proposals are approved and the Amendments are implemented, the redemption of all our public shares of Class A Common Stock will result in our Sponsor collectively owning all of our issued and outstanding shares of Common Stock.
If the Trust Amendment Proposal Is Not Approved
We have determined that it is very unlikely that the Company will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposals are not approved and we do not consummate a Business Combination by the Original Termination Date, our Charter provides that we will (i) by the Original Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of Class A Common Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
Vote Required for Approval
Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class as per Section 6(d) of the Trust Agreement. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Trust Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
The Sponsor and its permitted transferees are expected to vote all shares of Common Stock owned by them in favor of the Trust Amendment Proposal. On the Record Date, the Sponsor and its permitted transferees beneficially owned and were entitled to vote an aggregate of 680,500 shares of Class A Common Stock and 7,925,000 shares of Class B Common Stock, collectively representing 21.0% of the aggregate voting power of our issued and outstanding shares of Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Common Stock and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares of Class A Common Stock from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares of Class A Common Stock), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares of Class A Common Stock, or (iii) execute agreements to purchase such public shares of Class A Common Stock from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares of Class A Common Stock in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares of Class A Common Stock at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[•] per share, based on the amounts held in the Trust Account as of [•], 2022); (b) would represent in writing that such public shares of Class A Common Stock will not be voted in favor of approving the Trust Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares of Class A Common Stock so purchased.
Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares of Class A Common Stock in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares of Class A Common Stock or warrants in such transactions. Any public shares of Class A Common Stock held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares of Class A Common Stock, vote their public shares of Class A Common Stock in favor of the proposals or not redeem their public shares of Class A Common Stock. The Sponsor and the Company’s directors, officers and advisors and any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If (x) the Amendment Proposals are approved, and the Amendments are implemented or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, the private shares of Class A Common Stock held by our Sponsor and the shares of Class B Common Stock held by our initial stockholders (as the Sponsor and our directors and officers have waived liquidation rights with respect to such shares) will become worthless;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•
All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if (x) the Amendment Proposals are approved and the Amendments are implemented or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the Amendment Proposals are approved and the Amendments are implemented or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Trust Amendment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES OF CLASS A COMMON STOCK.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposals.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the total voting power of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
As of the Record Date, our Sponsor and its permitted transferees collectively own shares of Class A Common Stock and Class B Common Stock of the Company that entitle such holders, in the aggregate, to 21.0% of the voting power of the Company’s issued and outstanding shares of Common Stock, voting as a single class. The Sponsor and its permitted transferees are expected to vote all of its shares of Common Stock in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposals, our Board will approve and declare advisable adoption of the Adjournment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of [•], 2022, with respect to our shares of Common Stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our named executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
The following table is based on 32,839,000 shares of Class A Common Stock and 7,925,000 shares of Class B Common Stock issued and outstanding as of [•].The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of [•], 2022 Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class.
	Class A Common Stock		Class B Common Stock(2)
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Property Solutions Acquisition Sponsor II, LLC (our sponsor)(3)	680,500(6)	2.1%	7,871,000	99.3%	21.0%
Jordan Vogel(3)	680,500(6)	2.1%	7,871,000	99.3%	21.0%
Aaron Feldman(3)	680,500(6)	2.1%	7,871,000	99.3%	21.0%
David Amsterdam(4)	—	—	18,000	*	—
Avi Savar(4)	—	—	18,000	*	—
Eduardo Abush(4)	—	—	18,000	*	—
All directors and officers as a group (Five individuals)	680,500	2.1%	7,925,000	100%	21.1%
Aristeia Capital, L.L.C.(5)	1,677,600	5.1%	—	—%	4.1%

*
Less than one percent.

(1)
Unless otherwise indicated, the business address of each of the individuals is c/o Property Solutions Acquisition Corp. II, 654 Madison Avenue, Suite 1009, New York, New York 10065.

(2)
Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination.

(3)
Property Solutions Acquisition Sponsor II, LLC, our sponsor, is the record holder of such shares. Jordan Vogel and Aaron Feldman are managing members of our sponsor, and as such, have voting and investment discretion with respect to the shares of common stock held of record by our sponsor and may be deemed to have beneficial ownership of the common stock held directly by our sponsor. Messrs. Vogel and Feldman disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)
Does not include any securities held by Property Solutions Acquisition Sponsor II, LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein. On February 18, 2021, the Sponsor transferred 15,000 of its shares of Class B Common Stock to each of the company’s new directors as compensation for his service as a director of the company. As a result of the stock split on March 3, 2021, each of the new directors now own 18,000 shares of Class B Common Stock.

(5)
Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by Aristeia Capital, L.L.C on February 14, 2022. The foregoing reporting person reported sole voting power and sole dispositive power over 1,677,600 shares of Class A Common Stock. Aristeia Capital, L.L.C., a Delaware limited liability company, is the investment manager of, and has voting and investment control with respect to the securities described herein held by, one or more private investment funds. The address for the foregoing reporting person is 654 Madison Avenue, Suite 1009, New York, New York 10065.

(6)
Consists of 680,500 units purchased by Property Solutions Acquisition Sponsor II, LLC (the “Sponsor”) for $10.00 per unit in a private placement transaction with the registrant. Each such unit consists of one share of Class A common stock and one-fourth of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment.

The Sponsor and its permitted transferees own all of our issued and outstanding shares of Class A Common Stock and Class B Common Stock, collectively constituting 21.0% of the aggregate voting power of our issued and outstanding shares of Common Stock. The Sponsor, as a result of holding the majority of the shares of Class B Common Stock, has the right to elect all of our directors prior to our initial Business Combination and may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.
United States Federal Income Tax Considerations
The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Class A Common Stock for cash, either pursuant to an exercise of redemption rights pursuant to a Voluntary Redemption described in this proxy statement or in connection with our liquidation in the event the Amendment Proposals are approved, and the expiration of warrants in such event. This discussion applies only to Class A Common Stock and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•
the Sponsor or our directors and officers;

•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that that are subject to the mark-to-market method of accounting;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•
persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations; and

•
passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Common Stock or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.
EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF CLASS A COMMON STOCK AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States,

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•
an estate whose income is subject to U.S. federal income tax regardless of its source, or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”
Redemption of Class A Common Stock
Redemption of Class A Common Stock Pursuant to the Voluntary Redemption
We expect that a redemption of a U.S. Holder’s Class A Common Stock pursuant to the Voluntary Redemption described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.
If the Amendment Proposals are approved, a redemption of a U.S. Holder’s Class A Common Stock pursuant to the Voluntary Redemption described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code, as described below under “— U.S. Holders — Redemption of Class A Common Stock — Redemption of Class A Common Stock in Connection with Our Liquidation” and “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a redemption of a U.S. Holder’s Class A Common Stock pursuant to the Voluntary Redemption described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If a non-liquidating redemption qualifies as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a non-liquidating redemption does not qualify as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.”
A non-liquidating redemption will generally qualify as a sale or exchange of the shares of Class A Common Stock that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only shares of Class A Common Stock actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to shares of Class A Common Stock owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Class A Common Stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the shares of Class A Common Stock actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the shares of Class A Common Stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A Common Stock owned by certain family members and such U.S. Holder does not constructively own any other Class A Common Stock. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.
If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Common Stock will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Redemption of Class A Common Stock in Connection with Our Liquidation
A U.S. Holder’s receipt of cash for its Class A Common Stock in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” In the event the Amendments are approved, such redemption is expected to occur prior to December 31, 2022.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.
Taxation of Non-Liquidating Distributions
If the redemption of a U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock. Any remaining excess will generally be treated as gain from the sale or exchange of such shares of Class A Common Stock and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock” below.
Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock
If the redemption of a U.S. Holder’s Class A Common Stock is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A Common Stock redeemed.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent the holding period of the Class A Common Stock from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Common Stock (Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
Expiration of a Warrant
If the Amendments are approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.
Non-U.S. Holders
Taxation of Non-Liquidating Distributions
If the redemption of a non-U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Class A Common Stock (taxed as described below under “— Non-U.S. Holders — Gain on Sale, Exchange or Other Taxable Disposition of Class A Common Stock”).
Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock
A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Class A Common Stock that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:
•
the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•
the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•
we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Class A Common Stock.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.
Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.
Expiration of a Warrant
If the Amendments are approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

OTHER MATTERS
Stockholder Proposals
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.
We have determined that it is very unlikely that the Company will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposals are approved and the Amendments are implemented, we will (i) on the Amended Termination Date cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares of Class A Common Stock that were redeemed by our stockholders pursuant to the Voluntary Redemption, after giving effect to the Redemption Limitation, and also redeem all of the remaining issued and outstanding shares of our Class A Common Stock not redeemed in the Voluntary Redemption, after giving effect to the Redemption Limitation, in each case, at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares of Class A Common Stock, which redemptions will completely extinguish the rights of our public stockholders (including the right to receive further liquidating distributions from us, if any), and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholder(s) of the Company and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. Accordingly, it is highly unlikely that the Company will conduct another stockholder meeting after the Special Meeting.
Delivery Of Documents To Stockholders
For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholder should contact Company’s Chief Executive Officer at 654 Madison Avenue, Suite 1009, New York, NY 10065 to inform us of their request; or

•
if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Property Solutions Acquisition Corp. II
654 Madison Avenue, Suite 1009
New York, New York 10065
(646) 502-9845
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Telephone: (877) 259-6290
(banks and brokers can call collect at (212) 297-0720)
Email: info@okapipartners.com
If you are a stockholder of the Company and would like to request documents, please do so by December 15, 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A
FORM OF
CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PROPERTY SOLUTIONS ACQUISITION CORP. II
PROPERTY SOLUTIONS ACQUISITION CORP. II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.   The name of the Corporation is Property Solutions Acquisition Corp. II. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 29, 2020. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 5, 2021 (the “Amended and Restated Certificate of Incorporation”).
2.   This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate of Incorporation and Section 242 of the General Corporation Law of the State of Delaware. The approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes.
3.   The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:
(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on February 5, 2021, as amended and declared effective by the SEC on March 3, 2021, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of an Initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its Initial Business Combination by December 22, 2022 or such later date as approved by holders of a majority of the Corporation’s outstanding common stock that are voted at a meeting to extend such date, voting together as a single class and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-Initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”
4.   The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article IX, Section 9.2(d) in its entirety and inserting the following in lieu thereof:
(d)   In the event that the Corporation (i) has not consummated an Initial Business Combination by December 22, 2022, or such later date as approved by holders of a majority of the Corporation’s outstanding common stock that are voted at a meeting to extend such date, voting together as a single class or (ii) elects to wind up the affairs of the Corporation for any reason prior to the consummation of an Initial Business Combination, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter

A-1

subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption shall completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this 22nd day of December, 2022.
PROPERTY SOLUTIONS ACQUISITION CORP. II
By:

Name:
Jordan Vogel

Title:
Co-Chief Executive Officer

A-2

ANNEX B
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of December 22, 2022, is made by and between Property Solutions Acquisition Corp. II, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).
WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of March 3, 2021 (the “Trust Agreement”);
WHEREAS, following the closing of the Offering and as of March 8, 2021, a total of $317,000,000 of the net proceeds from the Offering was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B to the Trust Agreement, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the Board of Directors of the Company or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (and up to $100,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B to the Trust Agreement and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B to the Trust Agreement, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;
WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may only be modified, amended or deleted with the affirmative vote of either (i) the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), who hold sixty-five percent (65%) or more of all then outstanding voting power of the Class A Common Stock and Class B common stock of the Company voting together as a single class, have voted in favor of such change, amendment or modification, or (ii) the Company’s stockholders of record as of the record date who hold sixty-five percent (65%) or more of all then outstanding voting power of the Class A Common Stock and Class B Common Stock of the Company voting together as a single class, have delivered to such entity a signed writing approving such change, amendment or modification; and
WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the then issued and outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, voted affirmatively to approve this Amendment Agreement;
WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the then issued and outstanding shares of Class A Common

Stock and Class B Common Stock, voting together as a single class, voted affirmatively to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.   Definitions.   Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.
2.   Amendment to the Trust Agreement.   Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (and up to $100,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) December 22, 2022 and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date which is the later of (1) December 22 , 2022 and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders. It is acknowledged and agreed that there should be no reduction in the principal amount initially deposited in the Trust Account.”
3.   No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.
4.   References.
(a)   All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to March 3, 2021.

(b)   All references to the “amended and restated certificate of incorporation” in the Trust Agreement and terms of similar import shall mean the amended and restated certificate of incorporation of the Company as amended by the Amended Charter.
5.   Governing Law and Jurisdiction.   This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
6.   Counterparts.   This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
7.   Other Miscellaneous Terms.   The provisions of Sections 6(e), 6(f) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:

Name:
Francis Wolf

Title:
Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
PROPERTY SOLUTIONS ACQUISITION CORP. II
By:

Name:
Jordan Vogel

Title:
Co-Chief Executive Officer